Exhibit 13.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Petróleos Mexicanos, a decentralized public entity of the Federal Government of the United Mexican States (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F/A for the year ended December 31, 2005 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 24, 2006	/S/ LUIS RAMÍREZ CORZO Y HERNÁNDEZ
Name: Luis Ramírez Corzo y Hernández Title: Director General/Chief Executive Officer

Dated: October 24, 2006	/S/ JUAN JOSÉ SUÁREZ COPPEL
Name: Juan José Suárez Coppel Title: Chief Financial Officer